UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2014

State or Other Jurisdiction of Incorporation	Exact Name of Registrant as specified in its Charter, Address of Principal Executive Offices, Zip Code and Telephone Number (Including Area Code)	Commission File Number	IRS Employer Identification No.
Delaware	PEPCO HOLDINGS, INC. 701 Ninth Street, N.W. Washington, D.C. 20068 Telephone: (202)872-2000	001-31403	52-2297449

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

This Form 8-K is being filed pursuant to a memorandum of understanding regarding the settlement of certain litigation relating to the Amended and Restated Agreement and Plan of Merger, dated as of July 18, 2014 (the “Merger Agreement”), among Pepco Holdings, Inc., a Delaware corporation (“Pepco Holdings” or “PHI”), Exelon Corporation, a Pennsylvania corporation (“Exelon”), and Purple Acquisition Corp., a Delaware corporation and an indirect, wholly-owned subsidiary of Exelon (“Merger Sub”), providing for the merger of Merger Sub with and into Pepco Holdings (the “Merger”), with Pepco Holdings surviving the Merger as an indirect, wholly-owned subsidiary of Exelon.

As previously disclosed on page 57 of the definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) by Pepco Holdings on August 12, 2014 (the “Definitive Proxy Statement”), 13 lawsuits were filed in connection with the Merger in the Delaware Court of Chancery against Pepco Holdings, members of its board of directors, Exelon and Merger Sub. On June 11, 2014, one of the lawsuits was dismissed voluntarily and the Court of Chancery separately entered an order consolidating the remaining 12 actions. The lead plaintiffs subsequently filed a consolidated amended complaint on August 1, 2014, a putative class action alleging, among other things, that members of the PHI board of directors (the “PHI Board”) breached their fiduciary duties and that Pepco Holdings, Exelon and Merger Sub aided and abetted those alleged breaches of fiduciary duty. On August 12, 2014, one of the former Delaware state court plaintiffs filed a substantially similar action in federal court in and for the District of Delaware, captioned Reichbart v. Frisby et al., No. 1:14-cv-01039-GMS, alleging that the disclosure in the Definitive Proxy Statement was inaccurate or incomplete in violation of the federal securities laws.

On September 12, 2014, Pepco Holdings entered into a memorandum of understanding with the plaintiffs providing for the settlement of the consolidated Court of Chancery action.

Pepco Holdings believes that no further supplemental disclosure is required under applicable securities laws; however, to avoid the risk of the consolidated Delaware action delaying or adversely affecting the Merger and to minimize the expense of defending such action, it has agreed, pursuant to the terms of the proposed settlement, to make certain supplemental disclosures related to the proposed Merger, all of which are set forth below. Subject to completion of certain confirmatory discovery by counsel to the plaintiffs, the memorandum of understanding contemplates that the parties will enter into a stipulation of settlement. The stipulation of settlement contemplated by the parties will be subject to customary conditions, including court approval following notice to Pepco Holdings’ stockholders. In the event that the parties enter into a stipulation of settlement, a hearing will be scheduled at which the Delaware Court of Chancery will consider the fairness, reasonableness, and adequacy of the settlement. If the settlement is finally approved by the court, it will resolve and release all claims that were or could have been brought in any of the actions challenging any aspect of the proposed Merger, the Merger Agreement, and any disclosure made in connection therewith (but excluding claims for appraisal made by stockholders of Pepco Holdings in accordance with Section 262 of the General Corporation Law of the State of Delaware), pursuant to terms that will be disclosed to stockholders of Pepco Holdings prior to final approval of the settlement. In addition, in connection with the settlement, the parties contemplate that plaintiffs’ counsel will file a petition in the Delaware Court of Chancery for an award of attorneys’ fees and expenses to be paid by Pepco Holdings or its successor, which the defendants may oppose. Pepco Holdings or its successor shall pay or cause to be paid any attorneys’ fees and expenses awarded by the Delaware Court of Chancery. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the Delaware Court of Chancery will approve the settlement even if the parties were to enter into such stipulation. In such event, the proposed settlement as contemplated by the memorandum of understanding may be terminated.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

In connection with the settlement of the stockholder suit as described in this Form 8-K, Pepco Holdings has agreed to make the following supplemental disclosures to the Definitive Proxy Statement. This supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. Defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement.

The Merger – Background of the Merger

The following disclosure supplements the discussion at page 25 of the Definitive Proxy Statement concerning the Background of the Merger.

Mr. Rigby was previously acquainted with Mr. Crane and with the Chief Executive Officer of Bidder A from industry events.

Bidder A was a strategic buyer.

The following disclosure supplements the discussion at page 26 of the Definitive Proxy Statement concerning the Background of the Merger.

The list of potential counterparties provided by Lazard contained 26 potential strategic counterparties and also mentioned the possibility of financial acquirors. Lazard’s list identified, based on Lazard’s professional judgment and experience, those potential counterparties that Lazard believed to have the greatest likelihood of possessing the strategic motivation and fit, stakeholder and regulatory skills, and, to the extent relevant, financial resources to pursue, enter into and successfully close a strategic transaction with PHI.

The following disclosure supplements the discussion at page 27 of the Definitive Proxy Statement concerning the Background of the Merger.

On March 18, 2014, PHI executed an engagement letter with Lazard. This engagement letter provided for, among other things, Lazard to act as an investment banker to PHI (i) to provide strategic advice in connection with a variety of financial matters; (ii) in connection with a possible sale, directly or indirectly, of PHI; and/or (iii) subject to Lazard’s agreement to so act, in connection with a possible direct or indirect acquisition or purchase by PHI of any other corporation or business entity, in each case, subject to the limitations contained therein.

The following disclosure supplements the discussion at page 28 of the Definitive Proxy Statement concerning the Background of the Merger.

Morgan Stanley was engaged as a financial advisor to PHI’s Board in addition to Lazard to provide an additional source of financial advice to the PHI Board regarding the potential options available to PHI.

The following disclosure supplements the discussion at page 31 of the Definitive Proxy Statement concerning the Background of the Merger.

Mr. Crane was invited to join the PHI Board meeting held on April 29, 2014. Bidder D was not invited to attend this meeting based on the higher price being offered by Exelon.

The following disclosure supplements the discussion at page 32 of the Definitive Proxy Statement concerning the Background of the Merger.

The letters waiving the “don’t ask, don’t waive” aspect of the standstill provision were sent to Bidders B, C and E by email (with telephone confirmation) on April 29, 2014. The PHI Board did not waive the “don’t ask, don’t waive” standstill provision of the non-disclosure agreement with Bidder D because Bidder D participated in Phase II and thus had a full opportunity to put forth its best price and terms. Bidder D was told that such provision would not be waived so as to enable PHI to obtain each party’s best price and terms as part of Phase II. The PHI Board waived the “don’t ask, don’t waive” standstill provisions of the non-disclosure agreements with Bidders B, C and E, who were not invited to participate in Phase II, in order to give them an opportunity to make a superior proposal if they so chose.

The Merger – Opinion of Lazard

The following disclosure supplements the Opinion of Lazard at page 36 of the Definitive Proxy Statement concerning Lazard’s financial analyses.

Where applicable, Lazard’s financial analyses were based on PHI’s 2013 actual net debt of $5,120 million, excluding securitized debt of $214 million, and fully diluted shares outstanding of 250.5 million.

The following disclosure supplements the Opinion of Lazard at page 37 of the Definitive Proxy Statement concerning Lazard’s comparable company analysis.

Company Name	Price / I/B/E/S EPS 2014E		Price / I/B/E/S EPS 2015E	Enterprise Value / EBITDA 2014E		Enterprise Value / EBITDA 2015E
Consolidated Edison, Inc.	15.2x		14.7x	8.4x		7.9x
Northeast Utilities	17.2x		16.1x	10.2x		9.5x
NorthWestern Corporation	17.7x	(1)	14.9x	9.9x	(1)	7.7x
UIL Holdings Corporation	16.2x		15.1x	9.3x		8.6x
WGL Holdings, Inc.	17.0x		16.0x	9.0x		7.8x

(1)	The 2014 multiples of NorthWestern Corporation were excluded because Lazard believed, in its professional judgment, that such multiples were impacted by a significant pending acquisition not reflected in NorthWestern Corporation’s estimated 2014 financial forecasts based on Wall Street research.

The following disclosure supplements and restates the first bullet point under the heading “—Discounted Cash Flow Analysis” on page 38 of the Definitive Proxy Statement.

The estimated future cash flows that PHI is expected to generate for each of calendar years 2014 through 2018.

The following disclosure supplements the Opinion of Lazard at page 38 of the Definitive Proxy Statement concerning Lazard’s discounted cash flow analysis.

In calculating the estimated range of weighted average cost of capital for PHI, Lazard used a weighted-average of the estimated cost of equity capital and the after-tax cost of debt ranges, assuming a range of equity and debt levels in the capital structure. To calculate the estimated cost of equity, Lazard utilized the Capital Asset Pricing Model, which uses a “beta” metric based on the average beta of the PHI comparable companies (0.39 unlevered), a risk-free rate of return (3.47%) and a market risk premium (6.96%).

The following disclosure supplements the Opinion of Lazard at page 38-39 of the Definitive Proxy Statement concerning Lazard’s precedent transactions multiples analysis.

Transaction Multiples
Announcement Date	Acquiror	Target	P/E FY+1(1)	EV/EBITDA FY+1(1)
12/11/2013	Fortis Inc.	UNS Energy Corporation	18.3x	8.6x

5/29/2013	Berkshire Hathaway Energy Company (f/k/a MidAmerican Energy Holdings Company)	NV Energy, Inc.	17.7x	8.9x

2/21/2012	Fortis Inc.	CH Energy Group, Inc.	19.6x	9.5x

7/12/2011	Gaz Métro Limited Partnership	Central Vermont Public Service Corporation	19.6x	N/A

4/28/2011	Exelon Corporation	Constellation Energy Group, Inc.	11.9x	5.9x

Transaction Multiples
Announcement Date	Acquiror	Target	P/E FY+1(1)	EV/EBITDA FY+1(1)
4/20/2011	The AES Corporation	DPL Inc.	12.4x	7.6x

1/10/2011	Duke Energy Corporation	Progress Energy, Inc.	15.2x	9.3x

2/11/2010	FirstEnergy Corp.	Allegheny Energy, Inc.	12.1x	7.3x

10/26/2007	Macquarie Infrastructure Partners	Puget Energy, Inc.	17.6x	9.8x

6/25/2007	Iberdrola, S.A.	Energy East Corporation	18.8x	8.8x

2/7/2007	Great Plains Energy Incorporated / Black Hills Corp.	Aquila, Inc.	22.7x	8.6x

5/24/2005	Berkshire Hathaway Energy Company (f/k/a MidAmerican Energy Holdings Company)	PacifiCorp	N/A	N/A

5/9/2005	Duke Energy Corporation	Cinergy Corp.	15.0x	8.9x

(1)	Based on Wall Street research. “FY+1” means for the following fiscal year.

The Merger – Opinion of Morgan Stanley

The following disclosure supplements the Opinion of Morgan Stanley at page 42-46 of the Definitive Proxy Statement concerning inputs for Morgan Stanley’s financial analyses and calculation of implied multiples of earnings.

The below table provides a summary of selected inputs for Morgan Stanley’s financial analyses.

Summary Statistics

$MM, Unless Otherwise Noted

	April 25, 2014 Share Price	Offer Price
Share Price ($ / Share)	21.85	27.25
Fully Diluted Shares Outstanding (MM)(1)	253	253
Implied Equity Value	5,529	6,896
Debt(1)	5,447	5,447
Cash(1)	122	122
Implied Enterprise Value	10,854	12,221

(1)	Based on information provided by Pepco management.

Implied multiples of earnings based on the offer price were calculated using 2014 – 2016 earnings estimates provided by Pepco management and IBES.

Price / Earnings Multiples Paid

	Mgmt Estimates(1)	IBES Estimates(2)
2014E	22.7x	22.5x
2015E	20.9x	21.0x
2016E	19.1x	20.0x

(1)	Based on earnings estimates provided by Pepco management.
(2)	As of April 25, 2014.

The following disclosure supplements the Opinion of Morgan Stanley at page 43-44 of the Definitive Proxy Statement concerning Morgan Stanley’s comparable company analysis.

Morgan Stanley selected comparable companies for its comparable companies analysis based on its professional judgment. The below table summarizes the companies and metrics employed in the analysis:

Comparable Companies Analysis

As of April 25, 2014

	Price/Earnings(1)
Company Name	2015 x	2016 x	Price / Book x
Consolidated Edison, Inc.	15.0	14.4	1.4
Northeast Utilities	16.3	15.5	1.6
UIL Holdings Corporation	15.1	14.2	1.6
WGL Holdings Inc.	15.8	N/A	1.6

(1)	Based on IBES forward earnings estimates.

Morgan Stanley did not review per share value ranges indicated by each comparable company multiple. Instead, Morgan Stanley applied ranges of multiples based on the comparable company analysis. The multiple ranges based on Morgan Stanley’s professional judgment were as follows:

a.	15.0-16.5x 2015 EPS
b.	14.0-15.5x 2016 EPS
c.	1.4-1.6x Book Value

The implied per share price ranges were:

a.	$19.50 – 21.45 based on IBES and $19.54 – 21.49 based on Management Case
b.	$19.04 – 21.08 based on IBES and $19.92 – 22.06 based on Management Case
c.	$23.99 – 27.42 based on the company’s book value

The following disclosure supplements the Opinion of Morgan Stanley at page 44-45 of the Definitive Proxy Statement concerning inputs for Morgan Stanley’s discounted cash flow analysis.

The terminal value multiple range was derived from the stock price to 2013 EPS multiples of the companies in the comparable public companies analysis described in the Definitive Proxy Statement (refer to the summary below).

Comparable Companies Analysis

As of April 25, 2014

Price/Earnings(1)
Company Name	2013 x
Consolidated Edison, Inc.	15.2
Northeast Utilities	18.6
UIL Holdings Corporation	17.0
WGL Holdings Inc.	17.2

(1)	Based on 2013 reported earnings

“Other cash flow adjustments” reflect non-cash operating cash flow adjustments, including changes in Regulatory Assets and Liabilities, changes in Other Deferred Credits and changes in Other as provided by Pepco management.

Morgan Stanley used a weighted average cost of capital (“WACC”) range of 4.5% - 5.5% to discount the free cash flows and range of terminal values to present value. The discount rate range selected was based on a number of key inputs including prevailing interest rates (10-year US Treasury rate of 2.7% as of April 25, 2014), the Company’s predicted beta of 0.74 as provided by Barra, and Morgan Stanley’s professional judgment.

The following disclosure supplements the Opinion of Morgan Stanley at page 45 of the Definitive Proxy Statement concerning inputs for Morgan Stanley’s analysis of precedent transactions.

Morgan Stanley selected transactions for its precedent transactions analysis based on its professional judgment. The below table summarizes the transactions and metrics used, including the transaction premia and multiples:

Utility Sector Precedent Transactions(1)				Premium (%)	P/E Multiple (x)
Ann. Date	Closing Date	Target	Acquiror	1 Month Prior	FY1
12/11/13	Pending	UNS Energy	Fortis	22.2	18.3
5/29/13	12/19/13	NV Energy	MidAmerican Energy	10.9	17.6
2/21/12	6/27/13	CH Energy Group	Fortis	15.5	20.3
10/26/07	2/6/09	Puget Energy	Macquarie (Consortium)	22.9	17.6
6/25/07	9/17/08	Energy East	Iberdrola	19.9	18.4

(1)	Based on Capital IQ price data and IBES estimates of earnings.

All transactions used in Morgan Stanley’s precedent transactions analysis are included above.

The following disclosure supplements the Opinion of Morgan Stanley at page 46 of the Definitive Proxy Statement concerning fees received by Morgan Stanley.

The services provided by Morgan Stanley to Exelon and Pepco corresponding with the stated two-year fee figures relate to equity follow-on offering, equity forward sale, bank debt, swap and bond transactions.

The Merger – Forecasted Financial Information

The following disclosure supplements the discussion at page 46-48 of the Definitive Proxy Statement concerning Forecasted Financial Information and the base case.

PHI Management Plan (Base Case)
($ in millions, except per share data)
	2014	2015	2016	2017	2018
EBITDA	$1,259	$1,377	$1,506	$1,642	$1,693
Depreciation & Amortization	502	544	583	649	647

EBIT	$757	$833	$923	$993	$1,046

Interest Expense	$272	$293	$328	$348	$365
DPS	$1.08	$1.08	$1.08	$1.08	$1.08
Cumulative Distribution Rate Relief	$60	$165	$272	$360	$438
Earned ROE (Unadjusted)	7.0%	7.5%	8.0%	8.2%	8.1%
Capital Expenditures	$1,302	$1,189	$1,246	$1,195	$1,215
Net External Financing Requirements:
Common Equity Issuance	$—	$—	$—	$300	$—
Dividend Reinvestment Plan	43	43	43	44	45
Debt Issuances	1,059	892	850	300	701
Debt Redemption	(448)	(409)	(352)	(201)	(285)

Net External Financing Requirements:	$654	$526	$541	$443	$461

The following disclosure supplements the discussion at page 47 of the Definitive Proxy Statement concerning Forecasted Financial Information and the New Jersey consolidated tax adjustment.

The New Jersey consolidated tax adjustment (“CTA”) applies to New Jersey based regulated utility companies that are part of a consolidated tax group, that utilize taxable income generated by the utility to offset tax losses generated by other companies within the consolidated group. The New Jersey Board of Public Utilities (“NJ BPU”) in the past, determined that a portion of these tax losses should be shared with New Jersey customers. Under current practice, the tax losses are shared with customers through a reduction of rate base, which reduces overall customer rates.

In January 2013, the NJ BPU opened a generic proceeding to consider whether the CTA is appropriate and should continue and, if appropriate, how the CTA should be calculated and applied. On June 18, 2014, a NJ BPU staff proposal was released that, if approved by the NJ BPU, will significantly modify the calculation of the CTA. Comments to the staff proposal were filed on August 18, 2014 and we await a final decision from the NJ BPU on this matter.

Throughout the process, ACE has opposed the application of the CTA.

The following disclosure supplements the discussion at page 47-48 of the Definitive Proxy Statement concerning Forecasted Financial Information and PHI’s assumptions.

The financial projections do not assume a merger closing date.

The following disclosure supplements the discussion at page 47-48 of the Definitive Proxy Statement concerning Forecasted Financial Information and the Regulatory Upside Case.

For the Regulatory Upside Case, an assumption is made that the NJ BPU eliminates the CTA as an outcome of the generic proceeding it opened during January 2013.

The Merger – Interests of Our Directors and Executive Officers in the Merger

The following disclosure supplements the discussion at page 49 of the Definitive Proxy Statement concerning the description of Joseph M. Rigby’s extension agreement.

During the period covered by the employment agreement extension, Mr. Rigby will be employed by Pepco Holdings on the same terms as he currently is employed under his existing employment agreement, including the continuation of his current annual salary, and he will continue to be entitled to participate in the retirement plans, supplemental retirement benefit plans, savings plans, deferred compensation plans, health, welfare and insurance plans, and other plans and programs provided by Pepco Holdings from time to time to its senior executives, with the exception that Mr. Rigby has waived the right to cash severance payments under his existing employment agreement in the event his employment terminates on or prior to December 31, 2014, and he is not entitled to any cash severance payments under any other plan or agreement. For additional information regarding Mr. Rigby’s employment agreement extension, please refer to PHI’s Current Report on Form 8-K filed with the SEC on May 2, 2014 (which is incorporated by reference herein).

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

Certain of the matters discussed in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “may,” “might,” “will,” “should,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future”, “potential,” “intend,” “seek to,” “plan,” “assume,” “believe,” “target,” “forecast,” “goal,” “objective,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed Merger, integration plans and expected synergies, the expected timing of completion of the Merger, anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of Pepco

Holdings and its utility subsidiaries. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this Current Report on Form 8-K. For example, (1) Pepco Holdings may be unable to obtain shareholder approval required for the Merger; (2) Pepco Holdings or Exelon may be unable to obtain regulatory approvals required for the Merger, or required regulatory approvals may delay the Merger or cause the companies to abandon the Merger; (3) conditions to the closing of the Merger may not be satisfied; (4) an unsolicited offer of another company to acquire assets or capital stock of Pepco Holdings could interfere with the Merger; (5) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (6) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (7) the Merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’ expectations; (8) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (9) the businesses of Pepco Holdings and its utility subsidiaries may suffer as a result of uncertainty surrounding the Merger; (10) Pepco Holdings and its utility subsidiaries may not realize the values expected to be obtained for properties expected or required to be sold; (11) the industry may be subject to future regulatory or legislative actions that could adversely affect Pepco Holdings and its utility subsidiaries; and (12) Pepco Holdings and its utility subsidiaries may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Discussions of some of these other important factors and assumptions are contained in Pepco Holdings’ filings with the Securities and Exchange Commission (SEC), and available at the SEC’s website at www.sec.gov, including: (1) the definitive proxy statement that Pepco Holdings filed with the SEC on August 12, 2014 and mailed to its stockholders in connection with the proposed Merger; (2) Pepco Holdings’ 2013 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 15; and (3) Pepco Holdings’ Second Quarter 2014 Quarterly Report on Form 10-Q in (a) PART I, ITEM 1. Financial Statements, (b) PART I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) PART II, ITEM 1A. Risk Factors. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Pepco Holdings does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication. New factors emerge from time to time, and it is not possible for Pepco Holdings to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on Pepco Holdings’ businesses or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any specific factors that may be provided should not be construed as exhaustive.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPCO HOLDINGS, INC.
(Registrant)

Date:	September 12, 2014	/s/ JOSEPH M. RIGBY
		Name:	Joseph M. Rigby
		Title:	Chairman of the Board, President and Chief Executive Officer